Exhibit 99.1
TRANSCRIPT
HELLO. I’M JOE GINGO, CEO OF A. SCHULMAN.
o	I’D LIKE TO TAKE A FEW MINUTES TO TELL YOU HOW EXCITED I AM ABOUT AN IMPORTANT STEP WE ARE TAKING IN THE CONTINUED STRATEGIC GROWTH OF A. SCHULMAN. AS WE ANNOUNCED, WE HAVE AGREED TO ACQUIRE ICO, INC., PENDING THEIR SHAREHOLDER AND CUSTOMARY GOVERNMENT APPROVALS. THIS WILL SIGNIFICANTLY ENHANCE OUR PROGRESS AS WE CONTINUE TO PURSUE OUR LONG-TERM STRATEGIC OBJECTIVES OF BEING THE LEADING GLOBAL MANUFACTURER IN MASTERBATCH AND ROTOMOLDING, AND THE LEADING GLOBAL NICHE PLAYER IN ENGINEERED PLASTICS.

o	THIS COMBINATION IS GOING TO INCREASE OUR PRESENCE IN THE U.S. MASTERBATCH MARKET, STRENGTHEN OUR GLOBAL POSITION IN ROTOMOLDING, AND ADD GLOBAL CAPABILITIES IN SIZE REDUCTION. OUR TWO COMPANIES ARE EXTREMELY COMPLEMENTARY, AND WE BELIEVE OUR CULTURES WILL BE AN EXCELLENT FIT.

o	IN ADDITION, OUR COMBINED SKILL SETS WILL STRENGTHEN OUR ABILITY TO SERVE CUSTOMERS – THROUGH ENHANCED OFFERINGS, AN EXPANDED GLOBAL REACH, IMPROVED FINANCIAL STRENGTH, AND SHARED TECHNOLOGY AND PRODUCT DEVELOPMENT FOCUSED ON PROVIDING BETTER SOLUTIONS.

o	IT ALSO WILL PROVIDE GREATER OPPORTUNITIES FOR OUR EMPLOYEES GOING FORWARD AS WE ENHANCE OUR TEAM AND SKILLS. WE’RE VERY EXCITED ABOUT THE TEAM AT ICO, AND I BELIEVE THERE WILL BE VERY GOOD CHEMISTRY WHEN THE INTEGRATION TAKES PLACE TO ALLOW THE COMBINED ORGANIZATION TO ACHIEVE EVEN HIGHER LEVELS OF PERFORMANCE. I HAVE MET THE ICO BUSINESS UNIT LEADERS AND I STRONGLY BELIEVE THEY FIT OUR CULTURAL VALUES OF OPEN, HONEST, LISTEN AND ACCOUNTABLE.

o	AT SCHULMAN, WE’VE WORKED VERY HARD OVER THE PAST TWO YEARS TO STRENGTHEN OUR OPERATIONS AND BALANCE SHEET, SO THAT WE COULD BE IN A STRONG FINANCIAL POSITION THAT ALLOWS US TO INVEST IN STRATEGIC ACQUISITIONS. I’M HAPPY TO REPORT THAT WE ARE IN THAT POSITION AND I BELIEVE WE HAVE FOUND A STRATEGIC PARTNER IN ICO.

o	WE’LL CONTINUE TO LOOK FOR ACQUISITIONS THAT WILL PROVIDE HIGH IMPACT FOR THE BUSINESS, GENERATE MAXIMUM RETURN ON INVESTED CAPITAL, BE THE BEST USE OF CASH ON HAND TO CREATE ADDITIONAL SHAREHOLDER VALUE, AND, MOST IMPORTANTLY, SUPPORT THE COMPANY’S STRATEGIC OBJECTIVES.

o	FOR MORE INFORMATION, I INVITE YOU TO EXPLORE THIS WEBSITE, AND CONTACT YOUR MANAGER IF YOU HAVE FURTHER QUESTIONS.

o	THANK YOU AND I’M EXTREMELY EXCITED ABOUT THE BRIGHT FUTURE WE’RE CREATING TOGETHER.

A. Schulman to Acquire ICO, Inc.
Acquisition Would Enhance A. Schulman’s position in Global Rotomolding and Masterbatch Markets “A. Schulman’s proposed acquisition of ICO, Inc. presents us with an opportunity to expand our global presence substantially, and to advance two of our long-term strategic objectives — being the leading global manufacturer in both masterbatch and rotomolding.” Joseph Gingo, Chairman, President and Chief Executive Officer
Combination of Companies
On December 2, 2009, A. Schulman, Inc. and ICO, Inc. announced the signing of a definitive agreement for ICO to be acquired by A. Schulman for $191.4 million. This proposed transaction reflects the improvements A. Schulman has made to its operations and balance sheet during the past two years, which have strengthened its financial position to allow it now to invest in strategic acquisitions. The combined operations of A. Schulman and ICO would:
o	Allow leveraging of rotomolding technology from the United States to the rest of the world

o	Expand the value-added offerings of A. Schulman’s business to include additional size reduction capabilities

o	Foster sharing of experience, knowledge and manufacturing technology between both organizations

o	Expand distribution opportunities
The two companies believe this transaction will bring significant value and opportunity to the customers of the combined business. Click here to view the press release.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding expected synergies resulting from the merger of Schulman and ICO, combined operating and financial data, the combined company’s plans, objectives, expectations and intentions and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness; fluctuations in the prices of sources of energy or resins and other raw materials; worldwide and regional economic, business, and political conditions, including continuing economic uncertainties in some or all major product markets; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located, including the U.S. dollar, Euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan, and Indonesian rupiah; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to manage global inventory; ability to develop technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; performance of the global automotive market; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of ICO and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Schulman’s and ICO’s respective reports filed with the SEC, including Schulman’s annual report on Form 10-K for the year ended August 31, 2009 and ICO’s annual report on Form 10-K for the year ended September 30, 2008 and quarterly report on Form 10-Q for the quarter ended June 30, 2009, in each case, as such reports may have been amended. This release speaks only as of its date, and Schulman and ICO each disclaims any duty to update the information herein.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. ICO SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to shareholders of ICO. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from A. Schulman, Inc. at its web site, www.aschulman.com, or from ICO, Inc. at its web site, www.icopolymers.com, or 1811 Bering Drive, Suite 200, Houston, Texas, 77057, attention: Corporate Secretary.
Participants In Solicitation
Schulman and ICO and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Schulman’s participants is set forth in the proxy statement, dated November 6, 2009, for Schulman’s 2009 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ICO’s participants is set forth in the proxy statement, dated January 23, 2009, for ICO’s 2009 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Schulman and ICO in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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